Exhibit 3.1

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “VITAE PHARMACEUTICALS, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2001, AT 4:30 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE FIRST DAY OF AUGUST, A.D. 2001, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 2001, AT 9 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE TWENTY-FIFTH DAY OF JUNE, A.D. 2003, AT 9:35 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE SEVENTH DAY OF MAY, A.D. 2004, AT 10:15 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “CONCURRENT PHARMACEUTICALS, INC.” TO “VITAE PHARMACEUTICALS, INC.”, FILED THE THIRTIETH DAY OF NOVEMBER, A.D. 2004, AT 1:59 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE THIRTIETH DAY OF DECEMBER, A.D. 2004, AT 8:51 O’CLOCK A.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 1382712
3394459 8100H 140657989	DATE: 05-19-14

You may verify this certificate online
at corp.delaware.gov/authver.shtml

Delaware

The First State

RESTATED CERTIFICATE, FILED THE THIRTY-FIRST DAY OF MARCH, A.D. 2005, AT 12:47 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE ELEVENTH DAY OF JULY, A.D. 2005, AT 10:51 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TENTH DAY OF JULY, A.D. 2006, AT 12:42 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE SECOND DAY OF OCTOBER, A.D. 2007, AT 5:09 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-EIGHTH DAY OF AUGUST, A.D. 2008, AT 9:55 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FOURTH DAY OF JUNE, A.D. 2009, AT 5:37 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE NINETEENTH DAY OF DECEMBER, A.D. 2011, AT 10:19 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “VITAE PHARMACEUTICALS, INC.”.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 1382712
3394459 8100H 140657989	DATE: 05-19-14

You may verify this certificate online
at corp.delaware.gov/authver.shtml

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CERTIFICATE OF INCORPORATION
OF
CONCURRENT PHARMACEUTICALS, INC.

ARTICLE I

The name of this corporation is Concurrent Pharmaceuticals, Inc. (the “Corporation”).

ARTICLE II

(a)                                 The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle; and the name of the registered agent of the Company in the State of Delaware at such address is The Corporation Trust Company.

(b)                                 The name and mailing address of the incorporator of the Corporation is:

Alexandra V. Los
c/o Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
610 Lincoln Street
Waltham, MA 02451

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The Corporation is authorized to issue one class of stock to be designated “Common Stock”. The total number of shares which the Corporation is authorized to issue is Ten Million (10,000,000) Common Stock, $0.0001 par value.

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 05/21/2001 010243622 - 3394459

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the board of directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

Meeting of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the Bylaws of the Corporation.

ARTICLE IX

A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporation action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article 9 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE X

To the fullest extent permitted by applicable law, this Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any repeal or modification of any of the foregoing provisions of this Article 10 shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

ARTICLE XI

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation on this 21st day of May, 2001.

/s/ Alexandra V. Los
Alexandra V. Los, Sole Incorporator

RESTATED CERTIFICATE OF INCORPORATION
OF
CONCURRENT PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Concurrent Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Corporation is Concurrent Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001.

SECOND: That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD: That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware

FOURTH: This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Concurrent Pharmaceuticals, Inc.

State of Delaware
Secretary of State
Division of Corporations
FILED 04:30 PM 08/01/2001
010375462-3394459

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is Seventy-Five Million (75,000,000) shares. Fifty Million (50,000,000) shares shall be Common Stock and Twenty-Five Million (25,000,000) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Two Million (2,000,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Nineteen Million (19,000,000) shares (the “Series A-2 Preferred Stock”) and on the Series A-3 Preferred Stock, which series shall consist of Four Million (4,000,000) shares (the “Series A-3 Preferred Stock”), are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock, the Series A-3 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock and the Series A-3 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pan passe basis with each other and prior and in preference to any declaration or payment of

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any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock) and at the rate of $0.006 per share per annum for the Series A-3 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-3 Preferred Stock), each payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding. The holders of the outstanding Series A-3 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-3 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock and the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred stock is then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Series A-1 Preferred Stock, the holders of Series A-3 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                 Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock and the holders of Series A-3 Preferred Stock shall be entitled to receive, on a pan passu basis with each other and prior and in

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preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $0.90 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock), and an amount per share equal to $0.10 for each outstanding share of Series A-3 Preferred Stock (the “Original Series A-3 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-3 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock and Series A-3 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                  Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock then outstanding shall determine otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

3.                                      Redemption. The Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series A-3 Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Series A-1 Preferred Stock, the holders of Series A-2 Preferred Stock and the holders of Series A-3 Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office

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of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-I Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series A-2 Issue Price and the Original Series A-3 Issue Price, respectively; provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d) and 4(e).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 at a price per share of at least $3.00 (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of more than a majority of the then outstanding shares of Series A-2 Preferred Stock (voting as a separate class).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                                 Conversion Price Adjustments for Certain Dilutive Issuances. The Conversion Price of the Series A-2 Preferred Stock shall be subject to adjustment from time to time as follows:

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(i)

(A)                               If this Corporation shall issue, after the date upon which any shares of Series A-2 Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A-2 Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A-2 Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

(B)                               No adjustment of the Conversion Price for the Series A-2 Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4) below, no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                               In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                               In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)                                In the case of the issuance (whether before, on or after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

(1)                                 The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to

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exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)                                 The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3)                                 In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), the Conversion Price of the Series A-2 Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)                                 Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A-2 Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

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(5)                                                    The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii)                                  “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this Corporation after the Purchase Date other than:

(A)                               Shares of Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)                               Shares of Common Stock issuable or issued to employees, consultants or directors (if in transactions with primarily non-financing purposes) of this Corporation pursuant to a stock option plan, restricted stock plan or other arrangement approved by the Board of Directors;

(C)                               Securities issued pursuant to a Qualified IPO;

(D)                               Securities issued pursuant to the conversion or exercise of convertible or exercisable securities;

(E)                                Securities issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)                                 Securities issued to financial institutions or lessors in connection with credit and equipment financing arrangements approved by the Board of Directors including at least one of the directors elected solely by the holders of Series A-2 Preferred Stock; or

(G)                               Securities issued to persons or entities with which this Corporation has business relationships; provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors including at least one of the directors elected solely by the holders of Series A-2 Preferred Stock.

(e)                                  Other Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of

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Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(e)(i)(A), then, in each such case for the purpose of this subsection 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

(iii)                               Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may be practicable.

(f)                                   No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Series A-1

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Preferred Stock, the holders of Series A-2 Preferred Stock and Series A-3 Preferred Stock against impairment.

(g)                                  No Fractional Shares and Certificate as to Adjustments.

(i)                                     No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)                                  Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(i)                                     Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(j)                                    Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

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5.                                      Voting Rights.

(a)                                 General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as otherwise provided in Section 6 below, the number of authorized shares of each series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

(b)                                 Voting for the Election of Directors. As long as at least a majority of the shares of Series A-2 Preferred Stock originally issued remain outstanding, the holders of such shares of Series A-2 Preferred Stock (voting as a separate class) shall be entitled to elect two (2) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The remaining members of the Company’s Board of Directors shall be elected by a majority of the holders of the outstanding Common Stock and Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.                                      Protective Provisions. This Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock (voting together as a separate class on an as-converted basis):

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(a)                                 sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly- owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred;

(b)                                 effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock or the Series A-3 Preferred Stock;

(c)                                  declare or pay of any dividends upon the Common Stock, the Series A-1 Preferred Stock or the Series A-3 Preferred Stock;

(d)                                 authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)                                  change the authorized number of directors of the Corporation; or

(f)                                   redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

7.                                      Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C.                                    Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.                                      Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.                                      Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.                                      Redemption. The Common Stock shall have no redemption rights.

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4.                                      Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors,

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then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

*      *      *

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IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by the Chief Executive Officer of this Corporation on this 1st day of August, 2001.

/s/ James B. Tananbaum
James B. Tanabaum
Chief Executive Officer

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

INITIO PHARMACEUTICALS, INC.

INTO

CONCURRENT PHARMACEUTICALS, INC.

(PURSUANT TO SECTION 253 OF THE GENERAL

CORPORATION LAW OF DELAWARE)

Concurrent Pharmaceuticals, Inc., a Delaware corporation (the “Parent Corporation”), for the purpose of effecting the merger of Initio Pharmaceuticlas, Inc., a Delaware corporation and wholly-owned subsidiary of the Parent Corporation (the “Subsidiary Corporation”), with and into the Parent Corporation, does hereby certify:

FIRST: That each of the Parent Corporation and the Subsidiary Corporation is incorporated and duly organized under the laws of the State of Delaware.

SECOND: That the Parent Corporation owns one hundred percent (100%) of the outstanding shares of each class of the capital stock of the Subsidiary Corporation.

THIRD: That the Parent Corporation hereby merges the Subsidiary Corporation into the Parent Corporation.

FOURTH: That attached as Exhibit A hereto is a copy of the resolutions duly adopted by unanimous written consent of the Board of Directors of the Parent Corporation dated December 10, 2001.

IN WITNESS WHEREOF, Parent Corporation has caused this certificate to be executed by James B. Tananbaum, President and Chief Executive Officer, this 11th day of December, 2001.

CONCURRENT PHARMACEUTICALS, INC. a Delaware corporation

By:	/s/ James B. Tananbaum
James B. Tannabaurn,
President and Chief Executive Officer

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 12/20/2001 010633974 - 3394459

EXHIBIT A

RESOLUTIONS OF THE BOARD OF DIRECTORS

1.                                      Merger of Initio Pharmaceuticals, Inc., a Delaware Corporation, into Concurrent Pharmaceuticals, Inc., a Delaware Corporation

WHEREAS, the Board of Directors believes that it is in the best interest of the Company to merge its wholly owned subsidiary, Initio Pharmaceuticals, Inc., a Delaware corporation (the “Subsidiary”), into the Company;

NOW, THEREFORE, BE IT RESOLVED, that the Company merge into itself the Subsidiary and assume all of the Subsidiary’s liabilities and obligations;

RESOLVED FURTHER, that the Certificate of Ownership and Merger (the “Certificate of Ownership and Merger”) in substantially the form attached hereto as Exhibit A, and all transactions described therein (the “Merger”), be, and hereby is, adopted and approved, with such changes as may be approved by the Chief Executive Officer or President of the Company in his sole discretion, his signature on such document to constitute conclusive evidence of such approval;

RESOLVED FURTHER, that the Board of Directors does hereby approve the Merger;

RESOLVED FURTHER, that the effective date of the Merger (the “Effective Date”) shall be the date of the filing of the Certificate of Ownership and Merger in the Office of the Secretary of State of Delaware;

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to take such further actions, including, but not limited to, providing notification of the Merger to any appropriate governmental or regulatory agencies and filing any forms and documents with such agencies as may be required or advisable by them or by law, and to obtain such consents from any third parties or governmental or regulatory agencies as may be necessary or advisable to carry out the Merger;

RESOLVED FURTHER, that, the Company’s Chief Executive Officer or President and Secretary of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to (i) execute the Certificate of Ownership and Merger in substantially the form approved herein by the Board, under which the Company would effect the Merger, and (ii) to prepare and cause to be filed the Certificate of Ownership and Merger and any related officers’ certificates or other documents required to be filed with the appropriate governmental offices in the State of Delaware in accordance with the laws applicable to consummate the Merger;

RESOLVED FURTHER, that there is hereby adopted and incorporated by reference the full text of any resolution that may be required by any person or entity in connection with the Merger, and that the Secretary of the Company is hereby authorized and empowered to certify to such person or entity that any such form of resolution so required has been adopted at this meeting; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company and under its corporate seal if appropriate, to (i) prepare and cause to be filed any related certificates or other documents required to be filed with the appropriate governmental offices in the State of Delaware in accordance with applicable laws in order to consummate the Merger, and (ii) to make all such arrangements, to do and perform all such acts and things, to execute and deliver all such officers’ certificates and such other instruments and documents, to effect all filings and qualifications, and to take all further action as they may deem necessary or appropriate in order to effectuate fully the purpose of each and all of the foregoing resolutions (hereby ratifying and confirming any and all actions taken heretofore and hereafter to accomplish such purposes, all or singular).

State of Delaware Secretary of State Division of Corporations Delivered 09:40 AM 06/25/2003 FILED 09:35 AM 06/25/2003 SRV 030418390 - 3394459 FILE

RESTATED CERTIFICATE OF INCORPORATION
OF
CONCURRENT PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Concurrent Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:          The name of the Corporation is Concurrent Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001.

SECOND:     That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD:         That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:    This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Concurrent Pharmaceuticals, Inc.

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is One Hundred Fifty-One Million Eight Hundred Fifty Thousand (151,850,000) shares. Eighty-Eight Million (88,000,000) shares shall be Common Stock and Sixty-Three Million Eight Hundred Fifty Thousand (63,850,000) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Two Million (2,000,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Nineteen Million (19,000,000) shares (the “Series A-2 Preferred Stock”), on the Series A-3 Preferred Stock, which series shall consist of Four Million (4,000,000) shares (the “Series A-3 Preferred Stock”) and on the Series B Preferred Stock, which series shall consist of Thirty-Eight Million Eight Hundred Fifty Thousand (38,850,000) shares (the “Series B Preferred Stock”), are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock, the Series A-3 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock) and at a rate of $0.026 per share per annum for the Series B Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this

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Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding. The holders of the outstanding Series B Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series B Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock and the Series A-3 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock) and at the rate of $0.006 per share per annum for the Series A-3 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-3 Preferred Stock), each payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding. The holders of the outstanding Series A-3 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-3 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock and the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock and Series B Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock and Series B Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred Stock and Series B Preferred Stock, as applicable, is then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Series A-1 Preferred Stock, the holders of Series A-3 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”),

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plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock), and an amount per share equal to $0.425 for each outstanding share of Series B Preferred Stock (the “Original Series B Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                      Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock and the holders of Series A-3 Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $0.90 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock), and an amount per share equal to $0.10 for each outstanding share of Series A-3 Preferred Stock (the “Original Series A-3 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-3 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock and Series A-3 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                       Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock and Series B Preferred Stock then outstanding (voting together as a single class on an as-converted basis) shall determine otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction

4

or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation. Notwithstanding the prior sentence, the sale of shares of Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated on or about June 25, 2003, as may be amended from time to time, shall not be deemed a liquidation, dissolution or winding up of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

3.                                      Redemption. The Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock, Series A-3 Preferred Stock and Series B Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series A-3 Issue Price and the Original Series B Issue Price, respectively; and the initial Conversion Price per share for shares of Series A-2 Preferred Stock shall be $0.672 provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d) and 4(e).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 at a price per share of at least $3.00 (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of more than a majority of the then outstanding shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in

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which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                            Conversion Price Adjustments for Certain Dilutive Issuances. The Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A)                               If this Corporation shall issue, after the date upon which any shares of Series B Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A-2 Preferred Stock or the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock, as applicable, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

(B)                               No adjustment of the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4) below, no adjustment of such Conversion Price pursuant to this

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subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                               In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                               In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)                                In the case of the issuance (whether before, on or after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

(1)                                 The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)                                 The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3)                                 In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or

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exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)                                 Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)                                 The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii)                                  “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this Corporation after the Purchase Date other than:

(A)                               Shares of Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)                               Shares of Common Stock issuable or issued to employees, consultants or directors (if in transactions with primarily non-financing purposes) of this Corporation pursuant to a stock option plan, restricted stock plan or other arrangement approved by the Board of Directors;

(C)                               Securities issued pursuant to a Qualified IPO;

(D)                               Securities issued pursuant to the conversion or exercise of convertible or exercisable securities;

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(E)                                     Securities issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)                                      Securities issued to financial institutions or lessors in connection with credit and equipment financing arrangements approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock; or

(G)                                    Securities issued to persons or entities with which this Corporation has business relationships; provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock.

(e)                             Other Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(e)(i)(A), then, in each such case for the purpose of this subsection 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such

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distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

(iii)                               Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may be practicable.

(f)                              No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Preferred Stock against impairment.

(g)                             No Fractional Shares and Certificate as to Adjustments.

(i)                                     No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)                                  Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of

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shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(i)                                     Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(j)                                    Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

5.                                      Voting Rights.

(a)                                 General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as otherwise provided in Section 6 below, the number of authorized shares of each series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

(b)                                 Voting for the Election of Directors. As long as at least 1,000,000 shares of Series A-2 Preferred Stock and/or Series B Preferred Stock remain outstanding, the holders of such shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis) shall be entitled to elect four (4) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The remaining members of the Company’s Board of Directors shall be elected by a majority of the

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holders of the outstanding Common Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.                                      Protective Provisions. This Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis):

(a)                                 sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly- owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred, or effect any liquidation, dissolution, recapitalization, reorganization or bankruptcy;

(b)                                 effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock or the Series B Preferred Stock;

(c)                                  declare or pay of any dividends upon the Common Stock, the Series A-1 Preferred Stock or the Series A-3 Preferred Stock;

(d)                                 authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock or the Series B Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)                                  change the authorized number of directors of the Corporation;

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(f)                                   redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or

(g)                                  authorize or issue, or obligate itself to issue, any shares of Series B Preferred Stock except for the issuance of Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated on or about June 25, 2003, as may be amended from time to time.

7.                                      Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C.                                    Common Stock.  The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.                                      Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.                                      Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.                                      Redemption. The Common Stock shall not be redeemable at the election of the holder.

4.                                      Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

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ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

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ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

*     *     *

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IN WITNESS WHEREOF, this Restated Certificate of incorporation has been executed by the President of this Corporation on this 25th day of June, 2003.

/s/ Dr. John J. Baldwin
Dr. John J. Baldwin
President

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:19 AM 05/07/2004
FILED 10:15 AM 05/07/2004
SRV 040333078 - 3394459 FILE

RESTATED CERTIFICATE OF INCORPORATION

OF

CONCURRENT PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware

Concurrent Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:                                                      The name of the Corporation is Concurrent Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001.

SECOND:                                       That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD:                                                  That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:                                     This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Concurrent Pharmaceuticals, Inc.

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is Two Hundred Ninety-Four Million Three Hundred Seventy Thousand One Hundred Thirty-Three (294,370,133) shares. One Hundred Seventy-Five Million (175,000,000) shares shall be Common Stock and One Hundred Nineteen Million Three Hundred Seventy Thousand One Hundred Thirty-Three (119,370,133) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Nineteen Million (19,000,000) shares (the “Series A-2 Preferred Stock”), on the Series A-3 Preferred Stock, which series shall consist of Four Million (4,000,000) shares (the “Series A-3 Preferred Stock”) and on the Series B Preferred Stock, which series shall consist of Ninety- Five Million Six Hundred Ninety-Five Thousand One Hundred Thirty-Three (95,695,133) shares (the “Series B Preferred Stock”), are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock, the Series A-3 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock) and at a rate of $0.026 per share per annum for the Series B Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock

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can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding. The holders of the outstanding Series B Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series B Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock and the Series A-3 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock) and at the rate of $0.006 per share per annum for the Series A-3 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-3 Preferred Stock), each payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding. The holders of the outstanding Series A-3 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-3 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock and the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock and Series B Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock and Series B Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred Stock and Series B Preferred Stock, as applicable, is then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Series A-1 Preferred Stock, the holders of Series A-3 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for

3

each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock), and an amount per share equal to $0.425 for each outstanding share of Series B Preferred Stock (the “Original Series B Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                 Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock and the holders of Series A-3 Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $0.90 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock), and an amount per share equal to $0.10 for each outstanding share of Series A-3 Preferred Stock (the “Original Series A-3 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-3 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock and Series A-3 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                  Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock and Series B Preferred Stock then outstanding (voting together as a single class on an as-converted basis) shall determine

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otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation. Notwithstanding the prior sentence, the sale of shares of Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated on or about June 25, 2003, as may be amended from time to time and that certain Contribution Agreement dated on or about May 7, 2004, as may be amended from time to time (the “Contribution Agreement”), shall not be deemed a liquidation, dissolution or winding up of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

3.                                      Redemption. The Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock, Series A-3 Preferred Stock and Series B Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series A-3 Issue Price and the Original Series B Issue Price, respectively; and the initial Conversion Price per share for shares of Series A-2 Preferred Stock shall be $0.6638426 provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d) and 4(e).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 at a price per share of at least $3.00 (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of more than a majority of the then outstanding shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any

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transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                                 Conversion Price Adjustments for Certain Dilutive Issuances. The Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A)                               If this Corporation shall issue, after the date upon which any shares of Series B Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, then in each such case the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock, as applicable, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

(B)                               No adjustment of the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in

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subsections (E)(3) and (E)(4) below, no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                               In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                               In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)                                In the case of the issuance (whether before, on or after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

(1)                                 The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)                                 The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3)                                 In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise

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of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)                                 Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)                                 The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii)                                  “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this Corporation after the Purchase Date other than:

(A)                               Shares of Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)                               Shares of Common Stock issuable or issued to employees, consultants or directors (if in transactions with primarily non-financing purposes) of this Corporation pursuant to a stock option plan, restricted stock plan or other arrangement approved by the Board of Directors;

(C)                               Securities issued pursuant to a Qualified IPO;

(D)                               Securities issued pursuant to the conversion or exercise of convertible or exercisable securities;

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(E)                                Securities issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)                                 Securities issued to financial institutions or lessors in connection with credit and equipment financing arrangements approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock;

(G)                               Securities issued to persons or entities with which this Corporation has business relationships; provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock; or

(H)                              Securities issued pursuant to the Contribution Agreement.

(e)                                  Other Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred

9

to in subsection 4(e)(i)(A), then, in each such case for the purpose of this subsection 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

(iii)                               Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may be practicable.

(f)                                   No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Preferred Stock against impairment.

(g)                                  No Fractional Shares and Certificate as to Adjustments.

(i)                                     No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)                                  Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the

10

Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(i)            Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(j)            Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

5.             Voting Rights.

(a)           General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as otherwise provided in Section 6 below, the number of authorized shares of each series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

(b)           Voting for the Election of Directors. As long as at least 1,000,000 shares of Series A-2 Preferred Stock and/or Series B Preferred Stock remain outstanding, the holders of such shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis) shall be entitled to elect five (5) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The

11

remaining members of the Company’s Board of Directors shall be elected by a majority of the holders of the outstanding Common Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.             Protective Provisions. This Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis):

(a)           sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly- owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred, or effect any liquidation, dissolution, recapitalization, reorganization or bankruptcy;

(b)           effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock or the Series B Preferred Stock;

(c)           declare or pay of any dividends upon the Common Stock, the Series A-1 Preferred Stock or the Series A-3 Preferred Stock;

(d)           authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock or the Series B Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)           change the authorized number of directors of the Corporation;

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(f)            redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or

(g)           authorize or issue, or obligate itself to issue, any shares of Series B Preferred Stock except for the issuance of Series B Preferred Stock pursuant to the Contribution Agreement.

7.             Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C.            Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.             Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.             Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.             Redemption. The Common Stock shall not be redeemable at the election of the holder.

4.             Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

13

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

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ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

*    *    *

15

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by the Chief Executive Officer of this Corporation on this 7th day of May, 2004.

/s/ Jeffrey Hatfield
Jeffrey Hatfield
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:06 PM 11/30/2004
FILED 01:59 PM 11/30/2004
SRV 040858215 - 3394459 FILE

CERTIFICATE OF AMENDMENT

OF

THE RESTATED CERTIFICATE OF INCORPORATION

OF

CONCURRENT PHARMACEUTICALS, INC.

Concurrent Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST:                                                        That the name of this corporation is Concurrent Pharmaceuticals, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on May 21, 2001.

SECOND:                                         That at a meeting where a quorum was present, the Board of Directors of the corporation adopted resolutions setting forth a proposed amendment to the Restated Certificate of Incorporation of the corporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is substantially as follows:

RESOLVED, that Article I of the Restated Certificate of Incorporation of the corporation be amended to read in its entirety as follows:

“The name of this Corporation is Vitae Pharmaceuticals, Inc.”

THIRD:                                                   That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, Concurrent Pharmaceuticals, Inc. has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by its Chief Executive Officer this 30th day of November, 2004.

Concurrent Pharmaceuticals, Inc.

By:	/s/ Jeffrey Hatfield
Jeffrey Hatfield

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:                              The name of the Corporation is Vitae Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND:               That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Amended and Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD:                          That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this amendment and restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:             This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Vitae Pharmaceuticals, Inc.

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:57 AM 12/30/2004
FILED 08:51 AM 12/30/2004
SRV 040952149 - 3394459 FILE

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is Four Hundred Twenty Five Million Eight Hundred Forty-Five Thousand (425,845,000) shares. Two Hundred Fifty Million (250,000,000) shares shall be Common Stock and One Hundred Seventy-Five Million Eight Hundred Forty-Five Thousand (175,845,000) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Nineteen Million (19,000,000) shares (the “Series A-2 Preferred Stock”), on the Series A-3 Preferred Stock, which series shall consist of Four Million (4,000,000) shares (the “Series A-3 Preferred Stock”) and on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-Two Million One Hundred Seventy Thousand (152,170,000) shares (the “Series B Preferred Stock”), are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock, the Series A-3 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock) and at a rate of $0.026 per share per annum for the Series B Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock

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can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding. The holders of the outstanding Series B Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series B Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock and the Series A-3 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock) and at the rate of $0.006 per share per annum for the Series A-3 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-3 Preferred Stock), each payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding. The holders of the outstanding Series A-3 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-3 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock and the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock and Series B Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock and Series B Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred Stock and Series B Preferred Stock, as applicable, is then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Series A-1 Preferred Stock, the holders of Series A-3 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for

3

each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock), and an amount per share equal to $0.425 for each outstanding share of Series B Preferred Stock (the “Original Series B Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                 Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock and the holders of Series A-3 Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $0.90 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock), and an amount per share equal to $0.10 for each outstanding share of Series A-3 Preferred Stock (the “Original Series A-3 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-3 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock and Series A-3 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                  Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock and Series B Preferred Stock then outstanding (voting together as a single class on an as-converted basis) shall determine

4

otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation (this clause (B), a “Deemed Liquidation”). Notwithstanding the prior sentence, the sale of shares of Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated on or about June 25, 2003, as may be amended from time to time, pursuant to that certain Contribution Agreement dated on or about May 7, 2004, as may be amended from time to time (the “Contribution Agreement”) and pursuant to that certain Series B Amendment and Admission Agreement dated as of December 30, 2004 (the “Series B Amendment and Admission Agreement”), shall not be deemed a liquidation, dissolution or winding up of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

(iii)                               This Corporation shall not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), effect any agreement and plan of merger or consolidation consummating a liquidation, dissolution or winding up of this Corporation unless such agreement provides that the consideration resulting from such liquidation, dissolution or winding up legally available for distribution to the stockholders of this Corporation by reason of such holders ownership of shares of the capital stock of this Corporation shall be allocated among such holders in accordance with the requirements of this Section 2.

(iv)                              In the event of a Deemed Liquidation, if this Corporation does not either (A) effect or enter into a definitive agreement to effect a dissolution of the Corporation under the General Corporation Law of the State of Delaware or (B) distribute pursuant to this Section 2 the proceeds of such Deemed Liquidation legally available for distribution to the stockholders of this Corporation by reason of such holders ownership of shares of the capital stock of this Corporation, in either clause (A) or (B) within 90 days after the closing of such Deemed Liquidation, then (X) this Corporation shall deliver a written notice (the “Deemed Liquidation Notice”) to each holder of then outstanding shares of Preferred Stock no later than the 90th day after the closing of such Deemed Liquidation advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (Y) to require the redemption of such shares of Preferred Stock, and (Y) if the holders of at least a majority in voting power of the then outstanding shares of Preferred Stock (voting together as a single class on an as-converted basis) so request in a written instrument delivered to this Corporation not later than 20 days after the mailing date of the Deemed Liquidation Notice, this Corporation shall use the proceeds received by this Corporation for such Deemed Liquidation (net of any retained liabilities associated with the assets sold or disposed or other bona fide liabilities of this Corporation) as determined in good faith by the Board of Directors of this Corporation (the “Net Proceeds”) to redeem, to the extent legally available therefore, on the 30th day after the mailing date of the Deemed Liquidation Notice (the “Liquidation Redemption Date”), all then outstanding shares of Preferred Stock in accordance with the provisions of this Section 2. In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds

5

are not sufficient to redeem all then outstanding shares of Preferred Stock, or if this Corporation does not have sufficient lawfully available funds to effect such redemption, this Corporation shall redeem a pro rata portion of each such holder’s shares of Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, and, where such redemption is limited by the amount of lawfully available funds, this Corporation shall redeem the remaining shares to have been redeemed as soon as practicable after this Corporation has funds legally available therefore.

3.                                      Redemption. The Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock, Series A-3 Preferred Stock and Series B Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series A-3 Issue Price and the Original Series B Issue Price, respectively; and the initial Conversion Price per share for shares of Series A-2 Preferred Stock shall be $0.6638426 provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d) and 4(e).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 at a price per share of at least $3.00 (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of more than a majority of the then outstanding shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as

6

aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                                 Conversion Price Adjustments for Certain Dilutive Issuances. The Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A)                               If this Corporation shall issue, after the date upon which any shares of Series B Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, then in each such case the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock, as applicable, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(l) or (2)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

(B)                               No adjustment of the Conversion Price for the Series A-2
Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4) below, no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                               In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any

7

reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                               In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)                                In the case of the issuance (whether before, on or after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

(1)                                 The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)                                 The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3)                                 In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the

8

extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)                                 Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)                                 The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii)                                  “Additional Stock” shall mean any shares of Common Sock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this Corporation after the Purchase Date other than:

(A)                               Shares of Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)                               Shares of Common Stock issuable or issued to employees, consultants or directors (if in transactions with primarily non-financing purposes) of this Corporation pursuant to a stock option plan, restricted stock plan or other arrangement approved by the Board of Directors;

(C)                               Securities issued pursuant to a Qualified IPO;

(D)                               Securities issued pursuant to the conversion or exercise of convertible or exercisable securities;

(E)                                Securities issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)                                 Securities issued to financial institutions or lessors in connection with credit and equipment financing arrangements approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock;

9

(G)                               Securities issued to persons or entities with which this Corporation has business relationships; provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock; or

(H)                              Securities issued pursuant to the Contribution Agreement or pursuant to the Series B Amendment and Admission Agreement.

(e)                                  Other Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(e)(i)(A), then, in each such case for the purpose of this subsection 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

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(iii)          Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may he practicable.

(f)            No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Preferred Stock against impairment.

(g)           No Fractional Shares and Certificate as to Adjustments.

(i)            No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)           Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(i)            Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number

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of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(j)            Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

5.             Voting Rights.

(a)           General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as otherwise provided in Section 6 below, the number of authorized shares of each series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

(b)           Voting for the Election of Directors. As long as at least 1,000,000 shares of Series A-2 Preferred Stock and/or Series B Preferred Stock remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like), the holders of such shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis) shall be entitled to elect six (6) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The remaining members of the Company’s Board of Directors shall be elected by a majority of the holders of the outstanding Common Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock

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pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.             Protective Provisions. This Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis):

(a)           sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred, or effect any liquidation, dissolution, recapitalization, reorganization or bankruptcy;

(b)           effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock or the Series B Preferred Stock;

(c)           declare or pay of any dividends upon the Common Stock, the Series A-1 Preferred Stock or the Series A-3 Preferred Stock;

(d)           authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock or the Series B Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)           change the authorized number of directors of the Corporation;

(f)            redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase

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such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or

(g)           authorize or issue, or obligate itself to issue, any shares of Series B Preferred Stock except for the issuance of Series B Preferred Stock pursuant to the Contribution Agreement or pursuant to the Series B Amendment and Admission Agreement.

7.             Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C.            Common Stock.  The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.             Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.             Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.             Redemption. The Common Stock shall not be redeemable at the election of the holder.

4.             Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

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ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote

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of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

ARTICLE XII

To the maximum extent permitted from time to time under the General Corporation Law of the State of Delaware, this Corporation renounces any interest or expectancy of this Corporation in, or in being offered an opportunity to participate in, business opportunities that are presented to its officers, directors or stockholders other than those officers, directors or stockholders who are employees of this Corporation. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of this Corporation for or with respect to any acts or omissions of such officer, director or stockholder occurring prior to such amendment or repeal.

*   *   *

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by the Chief Executive Officer of this Corporation on this 30th day of December, 2004.

/s/ Jeffrey Hatfield
Jeffrey Hatfield
Chief Executive Officer

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Corporation is Vitae Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND: That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Amended and Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD: That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this amendment and restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH: This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Vitae Pharmaceuticals, Inc.

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:53 PM 03/31/2005
FILED 12:47 PM 03/31/2005
SRV 050262335 - 3394459 FILE

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is Four Hundred Forty-Six Million Three Hundred Seventy-Five Thousand (446,375,000) shares. Two Hundred Sixty-Nine Million Seven Hundred Thousand (269,700,000) shares shall be Common Stock and One Hundred Seventy-Six Million Six Hundred Seventy-Five Thousand (176,675,000) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Nineteen Million (19,000,000) shares (the “Series A-2 Preferred Stock”), on the Series A-3 Preferred Stock, which series shall consist of Four Million (4,000,000) shares (the “Series A-3 Preferred Stock”) and on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-Three Million (153,000,000) shares (the “Series B Preferred Stock”), are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock, the Series A-3 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock) and at a rate of $0.026 per share per annum for the Series B Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock

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can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding. The holders of the outstanding Series B Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series B Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock and the Series A-3 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock) and at the rate of $0.006 per share per annum for the Series A-3 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-3 Preferred Stock), each payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding. The holders of the outstanding Series A-3 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-3 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock and the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock and Series B Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock and Series B Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred Stock and Series B Preferred Stock, as applicable, is then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock and Series B Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Series A-1 Preferred Stock, the holders of Series A-3 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for

3

each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock), and an amount per share equal to $0.425 for each outstanding share of Series B Preferred Stock (the “Original Series B Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock and the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                 Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock and the holders of Series A-3 Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $0.90 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock), and an amount per share equal to $0.10 for each outstanding share of Series A-3 Preferred Stock (the “Original Series A-3 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-3 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock and Series A-3 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the Series A-1 Preferred Stock and the Series A-3 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                  Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock and Series B Preferred Stock then outstanding (voting together as a single class on an as-converted basis) shall determine

4

otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation (this clause (B), a “Deemed Liquidation”). Notwithstanding the prior sentence, the sale of shares of Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated on or about June 25, 2003, as may be amended from time to time, pursuant to that certain Contribution Agreement dated on or about May 7, 2004, as may be amended from time to time (the “Contribution Agreement”) and pursuant to that certain Series B Amendment and Admission Agreement dated as of December 30, 2004 (the “Series B Amendment and Admission Agreement”), shall not be deemed a liquidation, dissolution or winding up of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

(iii)                               This Corporation shall not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), effect any agreement and plan of merger or consolidation consummating a liquidation, dissolution or winding up of this Corporation unless such agreement provides that the consideration resulting from such liquidation, dissolution or winding up legally available for distribution to the stockholders of this Corporation by reason of such holders ownership of shares of the capital stock of this Corporation shall be allocated among such holders in accordance with the requirements of this Section 2.

(iv)                              In the event of a Deemed Liquidation, if this Corporation does not either (A) effect or enter into a definitive agreement to effect a dissolution of the Corporation under the General Corporation Law of the State of Delaware or (B) distribute pursuant to this Section 2 the proceeds of such Deemed Liquidation legally available for distribution to the stockholders of this Corporation by reason of such holders ownership of shares of the capital stock of this Corporation, in either clause (A) or (B) within 90 days after the closing of such Deemed Liquidation, then (X) this Corporation shall deliver a written notice (the “Deemed Liquidation Notice”) to each holder of then outstanding shares of Preferred Stock no later than the 90th day after the closing of such Deemed Liquidation advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (Y) to require the redemption of such shares of Preferred Stock, and (Y) if the holders of at least a majority in voting power of the then outstanding shares of Preferred Stock (voting together as a single class on an as-converted basis) so request in a written instrument delivered to this Corporation not later than 20 days after the mailing date of the Deemed Liquidation Notice, this Corporation shall use the proceeds received by this Corporation for such Deemed Liquidation (net of any retained liabilities associated with the assets sold or disposed or other bona fide liabilities of this Corporation) as determined in good faith by the Board of Directors of this Corporation (the “Net Proceeds”) to redeem, to the extent legally available therefore, on the 30th day after the mailing date of the Deemed Liquidation Notice (the “Liquidation Redemption Date”), all then outstanding shares of Preferred Stock in accordance with the provisions of this Section 2. In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds

5

are not sufficient to redeem all then outstanding shares of Preferred Stock, or if this Corporation does not have sufficient lawfully available funds to effect such redemption, this Corporation shall redeem a pro rata portion of each such holder’s shares of Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, and, where such redemption is limited by the amount of lawfully available funds, this Corporation shall redeem the remaining shares to have been redeemed as soon as practicable after this Corporation has funds legally available therefore.

3.                                      Redemption. The Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock, Series A-3 Preferred Stock and Series B Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series A-3 Issue Price and the Original Series B Issue Price, respectively; and the initial Conversion Price per share for shares of Series A-2 Preferred Stock shall be $0.6638426 provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d) and 4(e).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 at a price per share of at least $3.00 (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of more than a majority of the then outstanding shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as

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aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                                 Conversion Price Adjustments for Certain Dilutive Issuances. The Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A)                               If this Corporation shall issue, after the date upon which any shares of Series B Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, then in each such case the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock, as applicable, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(l) or (2)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

(B)                               No adjustment of the Conversion Price for the Series A-2 Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4) below, no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                               In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any

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reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                               In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)                                In the case of the issuance (whether before, on or after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

(1)                                 The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)                                 The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3)                                 In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the

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extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)                                 Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A-2 Preferred Stock and the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)                                 The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii)                                  “Additional Stock” shall mean any shares of Common Sock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this Corporation after the Purchase Date other than:

(A)                               Shares of Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)                               Shares of Common Stock issuable or issued to employees, consultants or directors (if in transactions with primarily non-financing purposes) of this Corporation pursuant to a stock option plan, restricted stock plan or other arrangement approved by the Board of Directors;

(C)                               Securities issued pursuant to a Qualified IPO;

(D)                               Securities issued pursuant to the conversion or exercise of convertible or exercisable securities;

(E)                                Securities issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)                                 Securities issued to financial institutions or lessors in connection with credit and equipment financing arrangements approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock;

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(G)                               Securities issued to persons or entities with which this Corporation has business relationships; provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock and Series B Preferred Stock; or

(H)                              Securities issued pursuant to the Contribution Agreement or pursuant to the Series B Amendment and Admission Agreement.

(e)                                  Other Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(e)(i)(A), then, in each such case for the purpose of this subsection 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

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(iii)                               Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may he practicable.

(f)                                   No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Preferred Stock against impairment.

(g)                                  No Fractional Shares and Certificate as to Adjustments.

(i)                                     No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)                                  Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(i)                                     Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number

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of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(j)                                    Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

5.                                      Voting Rights.

(a)                                 General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as otherwise provided in Section 6 below, the number of authorized shares of each series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

(b)                                 Voting for the Election of Directors. As long as at least 1,000,000 shares of Series A-2 Preferred Stock and/or Series B Preferred Stock remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like), the holders of such shares of Series A-2 Preferred Stock and Series B Preferred Stock (voting as a single class on an as-converted basis) shall be entitled to elect six (6) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The remaining members of the Company’s Board of Directors shall be elected by a majority of the holders of the outstanding Common Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock

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pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.                                      Protective Provisions. This Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock (voting together as a single class on an as-converted basis):

(a)                                 sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly- owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred, or effect any liquidation, dissolution, recapitalization, reorganization or bankruptcy;

(b)                                 effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock or the Series B Preferred Stock;

(c)                                  declare or pay of any dividends upon the Common Stock, the Series A-1 Preferred Stock or the Series A-3 Preferred Stock;

(d)                                 authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock or the Series B Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)                                  change the authorized number of directors of the Corporation;

(f)                                   redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase

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such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or

(g)                                  authorize or issue, or obligate itself to issue, any shares of Series B Preferred Stock except for the issuance of Series B Preferred Stock pursuant to the Contribution Agreement or pursuant to the Series B Amendment and Admission Agreement.

7.                                      Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C.                                    Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.                                      Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.                                      Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.                                      Redemption. The Common Stock shall not be redeemable at the election of the holder.

4.                                      Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

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ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote

15

of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

ARTICLE XII

To the maximum extent permitted from time to time under the General Corporation Law of the State of Delaware, this Corporation renounces any interest or expectancy of this Corporation in, or in being offered an opportunity to participate in, business opportunities that are presented to its officers, directors or stockholders other than those officers, directors or stockholders who are employees of this Corporation. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of this Corporation for or with respect to any acts or omissions of such officer, director or stockholder occurring prior to such amendment or repeal.

* * *

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by the Chief Executive Officer of this Corporation on this 31st day of March, 2005.

/s/ Jeffrey Hatfield
Jeffrey Hatfield
Chief Executive Officer

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:                              The name of the Corporation is Vitae Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND:               That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Amended and Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD:                          That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this amendment and restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:             This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Vitae Pharmaceuticals, Inc.

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:01 AM 07/11/2005
FILED 10:51 AM 07/11/2005
SRV 050570208 - 3394459 FILE

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is Four Hundred Fifty-Five Million Seven Hundred Twenty-Nine Thousand Four Hundred Fifty Three (455,729,453) shares. Two Hundred Seventy Million (270,000,000) shares shall be Common Stock and One Hundred Eighty-Five Million Seven Hundred Twenty-Nine Thousand Four Hundred Fifty Three (185,729,453) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Sixteen Million Five Hundred Seventy-Five Thousand (16,575,000) shares (the “Series A-2 Preferred Stock”), on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-One Million Eight Hundred Twelve Thousand Seven Hundred Eighty (151,812,780) shares (the “Series B Preferred Stock”) and on the Series C Preferred Stock, which series shall consist of Sixteen Million Six Hundred Sixty-Six Thousand Six Hundred Seventy-Three (16,666,673) shares (the “Series C Preferred Stock”) are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock), at a rate of $0.026 per share per annum for the Series B Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B

Preferred Stock) and at a rate of $0.054 per share per annum for the Series C Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series C Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding. The holders of the outstanding Series B Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series B Preferred Stock then outstanding. The holders of the outstanding Series C Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of at least seventy percent (70%) of the Series C Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock and the holders of the Series A-1 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as applicable, are then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this

Corporation to the holders of Series A-1 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock), an amount per share equal to $0.425 for each outstanding share of Series B Preferred Stock (the “Original Series B Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock) and an amount per share equal to $0.90 for each outstanding share of Series C Preferred Stock (the “Original Series C Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series C Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                 Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $090 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the Series A-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                  Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding (voting together as a single class on an as-converted basis) shall determine otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation (each of clause (A) and clause (B), a “Deemed Liquidation”). Notwithstanding the prior sentence, the sale of shares of Series C Preferred Stock pursuant to that certain Series C Preferred Stock Purchase Agreement dated on or about June 15, 2005, as may be amended from time to time (the “Series C Agreement”) shall not be deemed a liquidation, dissolution or winding up of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

(iii)                               This Corporation shall not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), effect any agreement and plan of merger or consolidation consummating a liquidation, dissolution or winding up of this Corporation unless such agreement provides that the consideration resulting from such liquidation, dissolution or winding up legally available for distribution to the stockholders of this Corporation by reason of such holders’ ownership of shares of the capital stock of this Corporation shall be allocated among such holders in accordance with the requirements of this Section 2.

(iv)                              In the event of a Deemed Liquidation, if this Corporation does not either (A) effect or enter into a definitive agreement to effect a dissolution of the Corporation under the General Corporation Law of the State of Delaware or (B) distribute pursuant to this Section 2 the proceeds of such Deemed Liquidation legally available for distribution to the stockholders of this Corporation by reason of such holders’ ownership of shares of the capital stock of this Corporation, in either clause (A) or (B) within 90 days after the closing of such Deemed Liquidation, then (X) this Corporation shall deliver a written notice (the “Deemed Liquidation Notice”) to each holder of then outstanding shares of Preferred Stock no later than the 90th day after the closing of such Deemed Liquidation advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (Y) to require the redemption of such shares of Preferred Stock, and (Y) if the holders of at least a majority in voting power of the then outstanding shares of Preferred Stock (voting together as a single class on an as-converted basis) so request in a written instrument delivered to this Corporation not later than 20 days after the mailing date of the Deemed Liquidation Notice, this Corporation shall use the proceeds received by this Corporation for such Deemed Liquidation (net of any retained liabilities associated with the assets sold or disposed or other bona fide liabilities of this Corporation) as determined in good faith by the Board of Directors of this Corporation (the “Net Proceeds”) to redeem, to the extent legally available therefore, on the 30th day after the mailing date of the Deemed Liquidation Notice (the “Liquidation Redemption Date”), all then outstanding shares of Preferred Stock in accordance with the provisions of this Section 2. In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all then outstanding shares of Preferred Stock, or if this Corporation does not have sufficient lawfully available funds to effect such redemption, this Corporation shall redeem a pro rata portion of each such holder’s shares of Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, and, where such redemption is limited by the amount of lawfully available funds, this Corporation shall redeem the remaining shares to have been redeemed as soon as practicable after this Corporation has funds legally available therefore.

3.                                      Redemption. The Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series B Issue Price and the Original Series C Issue Price, respectively; and the initial Conversion Price per share for shares of Series A-2 Preferred Stock shall be $0.6638426 provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d) and 4(e).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 at a price per share of at least $3.00 (subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of more than a majority of the then outstanding shares of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting as a single class on an as- converted basis).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                                 Conversion Price Adjustments for Certain Dilutive Issuances. The Conversion Price of the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A)                               If this Corporation shall issue, after the date upon which any shares of Series C Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price then in effect for a particular series of Preferred Stock immediately prior to the issuance of such Additional Stock, then in each such case the Conversion Price for such series of Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 4(d)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

(B)                               No adjustment of the Conversion Price for the Series A-2 Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4) below, no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                               In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                               In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)                                In the case of the issuance (whether before, on or after the Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(d)(i) and subsection 4(d)(ii):

(1)                                 The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)                                 The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3)                                 In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), the Conversion Price of the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)                                 Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A-2 Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(d)(i)(A)), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)                                 The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii)                                  “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this Corporation after the Purchase Date other than:

(A)                               Shares of Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)                               Shares of Common Stock issuable or issued to employees, consultants or directors (if in transactions with primarily non-financing purposes) of this Corporation pursuant to a stock option plan, restricted stock plan or other arrangement approved by the Board of Directors;

(C)                               Securities issued pursuant to a Qualified IPO;

(D)                               Securities issued pursuant to the conversion or exercise of convertible or exercisable securities;

(E)                                Securities issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)                                 Securities issued to financial institutions or lessors in connection with credit and equipment financing arrangements approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock;

(G)                               Securities issued to persons or entities with which this Corporation has business relationships; provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors including at least two of the directors elected solely by the holders of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; provided, however, that such securities shall be considered “Additional Stock” for purposes of application of section 4(d)(i)(A) with respect to Series C Preferred Stock until June 30, 2006; or

(H)                              Securities issued pursuant to the Series C Agreement.

(e)                                  Other Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(e)(i)(A), then, in each such case for the purpose of this subsection 4(e), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

(iii)                               Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may be practicable.

(f)                                   No Impairment. This Corporation will not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Preferred Stock against impairment.

(g)                                  No Fractional Shares and Certificate as to Adjustments.

(i)                                     No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)                                  Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(h)                                 Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(i)                                     Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

(j)                                    Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Preferred Stock. Any such waiver shall bind all future holders of shares of such series of Preferred Stock. For removal of doubt, the holders of a majority of the outstanding shares of Preferred Stock are expressly empowered to waive any downward adjustment of the conversion price of any series of Preferred Stock notwithstanding the fact that such downward adjustment would be applicable to some, but not all, series of Preferred Stock.

5.                                      Voting Rights.

(a)                                 General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share of Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Except as otherwise provided in Section 6 below, the number of authorized shares of each series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of this Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

(b)                                 Voting for the Election of Directors. As long as at least 1,000,000 shares of Series A-2 Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like), the holders of such shares of Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting as a single class on an as-converted basis) shall be entitled to elect six (6) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The remaining members of the Company’s Board of Directors shall be elected by a majority of the holders of the outstanding Common Stock, Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.                                      Protective Provisions. This Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting together as a single class on an as-converted basis):

(a)                                 sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly- owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred, or effect any liquidation, dissolution, recapitalization, reorganization or bankruptcy;

(b)                                 effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock; provided, however, that any such amendment, alteration or repeal that would alter or change the powers, preferences, or special rights of the Series C Preferred Stock so as to affect them adversely, but shall not so affect the entire class of Preferred Stock, shall also require the approval (by vote or written consent, as provided by law) of the holders of more than a majority of the then outstanding shares of Series C Preferred Stock;

(c)                                  declare or pay any dividends upon the Common Stock, the Series A-1 Preferred Stock;

(d)                                 authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)                                  change the authorized number of directors of the Corporation;

(f)                                   redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or

(g)                                  authorize or issue, or obligate itself to issue, any shares of Series B Preferred Stock or Series C Preferred Stock except for the issuance of Series C Preferred Stock pursuant to the Series C Agreement.

7.                                      Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

C.                                    Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.                                      Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.                                      Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.                                      Redemption. The Common Stock shall not be redeemable at the election of the holder.

4.                                      Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

ARTICLE XII

To the maximum extent permitted from time to time under the General Corporation Law of the State of Delaware, this Corporation renounces any interest or expectancy of this Corporation in, or in being offered an opportunity to participate in, business opportunities that are presented to its officers, directors or stockholders other than those officers, directors or stockholders who are employees of this Corporation. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of this Corporation for or with respect to any acts or omissions of such officer, director or stockholder occurring prior to such amendment or repeal.

* * *

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by the Chief Executive Officer of this Corporation on this 11th day of July, 2005.

/s/ Jeffrey Hatfield
Jeffrey Hatfield
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:45 PM 07/10/2006
FILED 12:42 PM 07/10/2006
SRV 060651535 - 3394459 FILE

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”)

DOES HEREBY CERTIFY:

FIRST:                                The name of the Corporation is Vitae Pharmaceuticals, Inc., and that the Corporation was originally incorporated pursuant to the General Corporation Law on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND:                 The Board of Directors of the Corporation adopted a resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders to such amendment. The proposed amendment is to replace the first two paragraphs of Article IV of the Certificate in its entirety with the following:

“ARTICLE IV

A.            Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that this Corporation is authorized to issue is Four Hundred Fifty-Five Million Seven Hundred Ninety-Six Thousand One Hundred Twenty-One (455,796,121) shares. Two Hundred Seventy Million Thirty-Three Thousand Three Hundred Thirty-Four (270,033,334) shares shall be Common Stock and One Hundred Eighty-Five Million Seven Hundred Sixty-Two Thousand Seven Hundred Eighty- Seven (185,762,787) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.            Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Sixteen Million Five Hundred Seventy-Five Thousand (16,575,000) shares (the “Series A-2 Preferred Stock”), on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-One Million Eight Hundred Twelve Thousand Seven Hundred Eighty

(151,812,780) shares (the “Series B Preferred Stock”) and on the Series C Preferred Stock, which series shall consist of Sixteen Million Seven Hundred Thousand Seven (16,700,007) shares (the “Series C Preferred Stock”) are as set forth below in this Article IV(B).”

THIRD:                           That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Vitae Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer, as of this 10th day of July, 2006.

By:	/s/ Jeffrey Hatfield
Name:	Jeffrey Hatfield
Title:	Chief Executive Officer

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:                  The name of the Corporation is Vitae Pharmaceuticals, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2001 under the name Concurrent Pharmaceuticals, Inc.

SECOND:             That, in lieu of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing have been signed by the members of the Board recommending this Amended and Restated Certificate of Incorporation as being advisable and in the best interests of the Corporation.

THIRD: That, in lieu of a meeting and vote of stockholders, consents in writing have been signed by the holders of outstanding stock having not less than the minimum number of votes that is necessary to consent to this amendment and restatement, and, if required, prompt notice of such action shall be given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

FOURTH:            This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

The text of the Corporation’s Certificate of Incorporation is restated in its entirety as follows:

ARTICLE I

The name of this Corporation is Vitae Pharmaceuticals, Inc.

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:20 PM 10/02/2007
FILED 05:09 PM 10/02/2007
SRV 071077146 - 3394459 FILE

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

A.                                    Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Four Hundred Ninety-Eight Million Two Hundred Sixty-Two Thousand Seven Hundred Eighty-Seven (498,262,787) shares. Three Hundred Million (300,000,000) shares shall be Common Stock and One Hundred Ninety-Eight Million Two Hundred Sixty-Two Thousand Seven Hundred Eighty-Seven (198,262,787) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.                                    Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Sixteen Million Five Hundred Seventy-Five Thousand (16,575,000) shares (the “Series A-2 Preferred Stock”), on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-One Million Eight Hundred Twelve Thousand Seven Hundred Eighty (151,812,780) shares (the “Series B Preferred Stock”), on the Series C Preferred Stock, which series shall consist of Sixteen Million Seven Hundred Thousand Seven (16,700,007) shares (the “Series C Preferred Stock”) and on the Series D Preferred Stock, which series shall consist of Twelve Million Five Hundred Thousand (12,500,000) shares (the “Series D Preferred Stock”) are as set forth below in this Article IV(B).

1.                                      Dividend Provisions.

(a)                                 The holders of shares of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pan passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Series A-1 Preferred Stock or the Common Stock of this Corporation, at the rate of $0.06 per share per annum for the Series A-2 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-2 Preferred Stock), at a rate of $0.026 per share per annum for the Series B Preferred Stock (as

2

such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B Preferred Stock), at a rate of $0.054 per share per annum for the Series C Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series C Preferred Stock) and at a rate of $0.072 per share per annum for the Series D Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series D Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-2 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series A-2 Preferred Stock then outstanding. The holders of the outstanding Series B Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of two thirds of the Series B Preferred Stock then outstanding. The holders of the outstanding Series C Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of at least seventy percent (70%) of the Series C Preferred Stock then outstanding. The holders of the outstanding Series D Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of at least seventy percent (70%) of the Series D Preferred Stock then outstanding.

(b)                                 The holders of shares of Series A-1 Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, on a pari passu basis with each other and prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, at the rate of $0.054 per share per annum for the Series A-1 Preferred Stock (as such may be adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series A-1 Preferred Stock), payable when, as, and if declared by the Board of Directors. Such dividends shall not be cumulative. The holders of the outstanding Series A-1 Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of more than a majority of the Series A-1 Preferred Stock then outstanding.

(c)                                  The Corporation shall not declare or pay any dividends on shares of Common Stock (except for dividends payable solely in the form of Common Stock) until (i) the holders of the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock and the holders of the Series A-1 Preferred Stock have first received the dividend preferences set forth in subparagraph 1(a) and 1(b), respectively; and (ii) in addition, the holders of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock receive a distribution on each outstanding share of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock in an amount at least equal to the product of (A) the per share amount, if any, of the dividends to be declared, paid or set aside for the Common Stock, multiplied by (B) the number of whole shares of Common Stock into which such shares of Series A-2 Preferred Stock,

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Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, as applicable, are then convertible.

2.                                      Liquidation Preference.

(a)                                 In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to receive, on a pari passu basis with each other and prior and in preference to any distribution of any of the assets of this Corporation to the holders of Series A-1 Preferred Stock or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 for each outstanding share of Series A-2 Preferred Stock (the “Original Series A-2 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-2 Preferred Stock), an amount per share equal to $0.425 for each outstanding share of Series B Preferred Stock (the “Original Series B Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock), an amount per share equal to $0.90 for each outstanding share of Series C Preferred Stock (the “Original Series C Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series C Preferred Stock) and an amount per share equal to $1.20 for each outstanding share of Series D Preferred Stock (the “Original Series D Issue Price”) plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series D Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (a).

(b)                                 Upon completion of the distribution required by subsection (a) of this Section 2, the holders of Series A-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $0.90 for each outstanding share of Series A-1 Preferred Stock (the “Original Series A-1 Issue Price”), plus declared but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A-1 Preferred Stock). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution, after completion of the distribution required by subsection (a) of this Section 2, shall be distributed ratably among the holders of the

4

Series A-1 Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this subsection (b).

(c)                                  Upon completion of the distribution required by subsection (a) and (b) of this Section 2, all of the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d)

(i)                                     For purposes of this Section 2, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include (unless the holders of more than a majority of the Series A-2 Preferred Stock, Series 13 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then outstanding (voting together as a single class on an as-converted basis) shall determine otherwise), (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation (each of clause (A) and clause (B), a “Deemed Liquidation”). Notwithstanding the prior sentence, the sale of shares of Series D Preferred Stock pursuant to that certain Series D Preferred Stock Purchase Agreement dated on or about October 2, 2007, as may be amended from time to time (the “Series D Agreement”) shall not be deemed a liquidation, dissolution or winding up of this Corporation.

(ii)                                  In any of such events, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value determined in good faith by the Corporation’s Board of Directors.

(iii)                               This Corporation shall not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), effect any agreement and plan of merger or consolidation consummating a liquidation, dissolution or winding up of this Corporation unless such agreement provides that the consideration resulting from such liquidation, dissolution or winding up legally available for distribution to the stockholders of this Corporation by reason of such holders’ ownership of shares of the capital stock of this Corporation shall be allocated among such holders in accordance with the requirements of this Section 2.

(iv)                              In the event of a Deemed Liquidation, if this Corporation does not either (A) effect or enter into a definitive agreement to effect a dissolution of the Corporation under the General Corporation Law of the State of Delaware or (B) distribute pursuant to this Section 2 the proceeds of such Deemed Liquidation legally available for distribution to the stockholders of this Corporation by reason of such holders’ ownership of shares of the capital stock of this Corporation, in either clause (A) or (B) within 90 days after the closing of such Deemed Liquidation, then (X) this Corporation shall deliver a written notice (the “Deemed Liquidation Notice”) to each holder of then outstanding shares of Preferred Stock no later than the 90th day after the closing of such Deemed Liquidation advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following

5

clause (Y) to require the redemption of such shares of Preferred Stock, and (Y) if the holders of at least a majority in voting power of the then outstanding shares of Preferred Stock (voting together as a single class on an as-converted basis) so request in a written instrument delivered to this Corporation not later than 20 days after the mailing date of the Deemed Liquidation Notice, this Corporation shall use the proceeds received by this Corporation for such Deemed Liquidation (net of any retained liabilities associated with the assets sold or disposed or other bona fide liabilities of this Corporation) as determined in good faith by the Board of Directors of this Corporation (the “Net Proceeds”) to redeem, to the extent legally available therefor, on the 30th day after the mailing date of the Deemed Liquidation Notice (the “Liquidation Redemption Date”), all then outstanding shares of Preferred Stock in accordance with the provisions of this Section 2. In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all then outstanding shares of Preferred Stock, or if this Corporation does not have sufficient lawfully available funds to effect such redemption, this Corporation shall redeem a pro rata portion of each such holder’s shares of Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, and, where such redemption is limited by the amount of lawfully available funds, this Corporation shall redeem the remaining shares to have been redeemed as soon as practicable after this Corporation has funds legally available therefore.

3.                                      Redemption. Except as provided in subsection B(2)(d)(iv), the Preferred Stock shall have no redemption rights.

4.                                      Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)                                 Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price for such series, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be the Original Series A-1 Issue Price, the Original Series B Issue Price, the Original Series C Issue Price and the Original Series D Issue Price, respectively; and the initial Conversion Price per share for shares of Series A-2 Preferred Stock shall be $0.6638426 provided, however, that the Conversion Price for each series of Preferred Stock shall be subject to adjustment as set forth in subsections 4(d).

(b)                                 Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, yielding aggregate proceeds (net of underwriting commissions and offering expenses) to the Company of at least $35,000,000 (a “Qualified IPO”) or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A-2 Preferred

6

Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting as a single class on an as-converted basis).

(c)                                  Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such series, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)                                 Conversion Price Adjustments, Stock Splits and Combinations.

(i)                                     The Conversion Price for each series of Preferred Stock shall be adjusted from time to time as follows:

(A)                               In the event this Corporation should at any time or from time to time after the date upon which any shares of Series D Preferred Stock were first issued (the “Purchase Date”) fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of each series of Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

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(B)                               If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price of each series of Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(ii)                                  Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(i)(A), then, in each such case for the purpose of this subsection 4(d), the holders of each series of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

(iii)                               Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of each series of Preferred Stock shall thereafter be entitled to receive upon conversion of any of their shares of Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price for each series of Preferred Stock then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock ) shall be applicable after that event as nearly equivalent as may be practicable.

(f)                                   No Impairment. This Corporation will not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the respective Conversion Rights of the holders of the Preferred Stock against impairment.

(g)                                  No Fractional Shares and Certificate as to Adjustments.

(i)                                     No fractional shares shall be issued upon the conversion of any share or shares of Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the

8

holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)                                  Upon the occurrence of each adjustment or readjustment of the Conversion Price of any affected series of Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of any affected series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Preferred Stock.

(h)                                 Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Certificate of Incorporation.

(i)                                     Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if delivered personally, sent via reputable overnight courier service, via facsimile or deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

(j)                                    Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of such series of Preferred Stock. Any such waiver shall bind all future holders of shares of such series of Preferred Stock.

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5.                                      Voting Rights.

(a)                                 General Voting Rights. The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such share of Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

(b)                                 Voting for the Election of Directors. As long as at least 1,000,000 shares of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations and the like), the holders of such shares of Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting as a single class on an as-converted basis) shall be entitled to elect six (6) directors of this Corporation at each annual election of directors. The holders of the Common Stock (voting as a separate class) shall be entitled to elect one (1) director of this Corporation at each annual election of directors. The remaining members of the Company’s Board of Directors shall be elected by a majority of the holders of the outstanding Common Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting together as a single class on an as-converted basis).

In the case of any vacancy (other than a vacancy caused by removal) in the office of a director occurring among the directors elected by the holders of a class or series of stock pursuant to this Section 5(b), the remaining directors so elected by that class or series may by affirmative vote (or consent in lieu thereof) of a majority thereof (or the remaining director so elected if there be but one, or if there are no such directors remaining, by the affirmative vote, or consent in lieu thereof, of the holders of a majority of the shares of that class or series), elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class or series of stock or by any directors so elected, as provided in the immediately preceding sentence hereof, may be removed during the aforesaid term of office, either with or without cause, by, and only by, the affirmative vote (or consent in lieu thereof) of the holders of a majority of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to consent in lieu thereof.

6.                                      Protective Provisions. This Corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A-1

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Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting together as a single class on an as-converted basis):

(a)           sell, convey or otherwise dispose of all or substantially all of the assets of this Corporation or merge into or consolidate with any other corporation (other than a wholly- owned subsidiary corporation or in a transaction in which the Corporation is the acquiring party) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is transferred, or effect any liquidation, dissolution, recapitalization, reorganization or bankruptcy;

(b)           effect any amendment, alteration or repeal of any provision of this Corporation’s Certificate of Incorporation or bylaws to alter or change the rights, preferences or privileges of the shares of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock; provided, however, that any such amendment, alteration or repeal that would alter or change the powers, preferences, or special rights of a particular series of preferred stock so as to affect them adversely, but shall not so affect the entire class of Preferred Stock, shall also require the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of such particular series;

(c)           declare or pay any dividends upon the Common Stock or the Series A-1 Preferred Stock;

(d)           authorize or issue, or obligate itself to issue, any equity security, or any other security convertible into or exercisable for any equity security, having a preference over the Series A-2 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)           change the authorized number of directors of the Corporation;

(f)            redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Common Stock; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary pursuant to agreements under which this Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal; or

(g)           issue, or obligate itself to issue, any shares of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock except for the issuance of Series D Preferred Stock pursuant to the Series D Agreement.

7.             Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.

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C.            Common Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.             Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.             Liquidation Rights. Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Division B of Article IV hereof.

3.             Redemption. The Common Stock shall not be redeemable at the election of the holder.

4.             Voting Rights. The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the holders of Common Stock shall vote together with the holders of Preferred Stock as a single class with respect to any proposed amendment hereto that would increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Common Stock or Preferred Stock with each such share being entitled to the number of votes per share as is provided in this Article IV, and the holders of the Common Stock shall not be entitled to a separate class vote with respect thereto. There shall be no cumulative voting.

ARTICLE V

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

ARTICLE VI

Except as otherwise provided in this Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

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ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

A director of this Corporation, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize Corporation action further eliminating or limiting the personal liability of directors, then, the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any amendment, repeal or modification of this Article IX, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, by the stockholders of this Corporation shall not apply to adversely affect any right or protection of a director of this Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE X

Except as otherwise provided in this Certificate of Incorporation, this Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute.

ARTICLE XI

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which Delaware General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

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ARTICLE XII

To the maximum extent permitted from time to time under the General Corporation Law of the State of Delaware, this Corporation renounces any interest or expectancy of this Corporation in, or in being offered an opportunity to participate in, business opportunities that are presented to its officers, directors or stockholders other than those officers, directors or stockholders who are employees of this Corporation. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of this Corporation for or with respect to any acts or omissions of such officer, director or stockholder occurring prior to such amendment or repeal.

*      *      *

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by the Chief Executive Officer of this Corporation on this 2nd day of October, 2007.

/s/ Jeffrey Hatfield
Jeffrey Hatfield
Chief Executive Officer

State of Delaware Secretary of State Division of Corporations Delivered 10:00 AM 08/28/2008 FILED 09:55 AM 08/28/2008 SRV 080909099 - 3394459 FILE

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF

VITAE PHARMACEUTICALS, INC.

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”)

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Vitae Pharmaceuticals, Inc., and that the Corporation was originally incorporated pursuant to the General Corporation Law on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND: The Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders to such amendment. The proposed amendment is to replace the first two paragraphs of Article IV of the Certificate in their entirety with the following:

“ARTICLE IV

A.            Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Four Hundred Ninety-Eight Million Nine Hundred Twelve Thousand Seven Hundred Eighty-Seven (498,912,787) shares. Three Hundred Million Three Hundred Twenty-Five Thousand (300,325,000) shares shall be Common Stock and One Hundred Ninety-Eight Million Five Hundred Eighty-Seven Thousand Seven Hundred Eighty-Seven (198,587,787) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.            Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Sixteen Million Five Hundred Seventy-Five Thousand (16,575,000) shares (the “Series A-2 Preferred Stock”), on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-One Million Eight Hundred Twelve Thousand Seven Hundred Eighty (151,812,780) shares (the “Series B Preferred Stock”), on the Series C Preferred

Stock, which series shall consist of Sixteen Million Seven Hundred Thousand Seven (16,700,007) shares (the “Series C Preferred Stock”) and on the Series D Preferred Stock, which series shall consist of Twelve Million Eight Hundred Twenty-Five Thousand (12,825,000) shares (the “Series D Preferred Stock”) are as set forth below in this Article IV(B).”

THIRD: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Vitae Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer, as of this 28th day of August, 2008.

By:	/s/ Jeffrey Hatfield
Name:	Jeffrey Hatfield
Title:	Chief Executive Officer

State of Delaware Secretary of State Division of Corporations Delivered 05:41 PM 06/04/2009 FILED 05:37 PM 06/04/2009 SRV 090590430 - 3394459 FILE

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”)

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Vitae Pharmaceuticals, Inc., and that the Corporation was originally incorporated pursuant to the General Corporation Law on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND: The Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders to such amendment. The proposed amendment is to replace the first two paragraphs of Article IV of the Certificate in their entirety with the following:

“ARTICLE IV

A.            Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Five Hundred Twenty-Three Million Nine Hundred Twelve Thousand Seven Hundred Eighty-Seven (523,912,787) shares. Three Hundred Twelve Million Eight Hundred Twenty-Five Thousand (312,825,000) shares shall be Common Stock and Two Hundred Eleven Million Eighty-Seven Thousand Seven Hundred Eighty-Seven (211,087,787) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.            Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Sixteen Million Five Hundred Seventy-Five Thousand (16,575,000) shares (the “Series A-

1

2 Preferred Stock”), on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-One Million Eight Hundred Twelve Thousand Seven Hundred Eighty (151,812,780) shares (the “Series B Preferred Stock”), on the Series C Preferred Stock, which series shall consist of Sixteen Million Seven Hundred Thousand Seven (16,700,007) shares (the “Series C Preferred Stock”) and on the Series D Preferred Stock, which series shall consist of Twenty-Five Million Three Hundred Twenty-Five Thousand (25,325,000) shares (the “Series D Preferred Stock”) are as set forth below in this Article IV(B).”

THIRD: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Vitae Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer, as of this 4th day of June, 2009.

By:	/s/ Jeffrey Hatfield
Name:	Jeffrey Hatfield
Title:	Chief Executive Officer

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State of Delaware Secretary of State Division of Corporations Delivered 10:19 AM 12/19/2011 FILED 10:19 AM 12/19/2011 SRV 111306738 - 3394459 FILE

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VITAE PHARMACEUTICALS, INC.

Vitae Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”)

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Vitae Pharmaceuticals, Inc., and that the Corporation was originally incorporated pursuant to the General Corporation Law on May 21, 2001 under the name “Concurrent Pharmaceuticals, Inc.”.

SECOND: The Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders to such amendment. The proposed amendment is to replace the first two paragraphs of Article IV of the Certificate in their entirety with the following:

“ARTICLE IV

A.              Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Five Hundred Twenty-Four Million Six Hundred Thousand Two Hundred Eighty-Seven (524,600,287) shares. Three Hundred Twelve Million Eight Hundred Twenty-Five Thousand (312,825,000) shares shall be Common Stock and Two Hundred Eleven Million Seven Hundred Seventy-Five Thousand Two Hundred Eighty-Seven (211,775,287) shares shall be Preferred Stock, each with a par value of $0.0001 per share.

B.              Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A-1 Preferred Stock, which series shall consist of Six Hundred Seventy-Five Thousand (675,000) shares (the “Series A-1 Preferred Stock”), on the Series A-2 Preferred Stock, which series shall consist of Sixteen Million Five Hundred Seventy-Five Thousand (16,575,000) shares (the “Series A-

1

2 Preferred Stock”), on the Series B Preferred Stock, which series shall consist of One Hundred Fifty-One Million Eight Hundred Twelve Thousand Seven Hundred Eighty (151,812,780) shares (the “Series B Preferred Stock”), on the Series C Preferred Stock, which series shall consist of Sixteen Million Seven Hundred Thousand Seven (16,700,007) shares (the “Series C Preferred Stock”) and on the Series D Preferred Stock, which series shall consist of Twenty-Six Million Twelve Thousand Five Hundred (26,012,500) shares (the “Series D Preferred Stock”) are as set forth below in this Article IV(B).”

THIRD: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, Vitae Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer, as of this 19th day of December, 2011.

By:	/s/ Jeffrey Hatfield
Name:	Jeffrey Hatfield
Title:	Chief Executive Officer

3